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                                                                   EXHIBIT 32.2
                CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Popular, Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2003




                                             By:  /S/ Jorge A. Junquera
                                                 ------------------------------
                                                 Name: Jorge A. Junquera
                                                 Title: Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.